THE LOVESAC COMPANY CASH-BASED AWARD AGREEMENT The Lovesac Company has granted to the Participant named in the Notice of Grant of Cash-Based Award (the “Grant Notice”) to which this Cash-Based Award Agreement (this “Agreement”) is attached a Cash-Based Award subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to and shall in all respects be subject to the terms and conditions of The Lovesac Company Second Amended and Restated 2017 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement and the Plan; (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan; and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan. 1. DEFINITIONS AND CONSTRUCTION. 1.1 Definitions. Capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan, unless otherwise defined herein. 1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. 2. THE AWARD. 2.1 Grant of Award. On the Date of Grant, the Participant shall acquire, subject to the provisions of this Agreement and the Grant Notice, the right to receive the cash payment set forth in the Grant Notice. 2.2 Termination of the Award. Except as otherwise set forth in the Grant Notice, the Award shall terminate upon the first to occur of: (a) a Change in Control to the extent provided in Section 7; (b) the Participant’s termination of Service; or (c) the final payment in respect of the Award in accordance with Section 4. 3. VESTING OF AWARD. The Award shall vest as provided in the Grant Notice. For purposes of determining vesting following an Ownership Change Event, credited Service shall include all Service with any corporation that is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event. 4. PAYMENT OF THE AWARD. The Company shall make a cash payment to the Participant on the Payment Date with respect to each vested Award or portion thereof to be paid on such date. The Payment Date with respect to an Award shall be the date set forth in the Grant Notice. The grant of the Award and any payments made in respect of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law. As a condition to the payment of any amounts in respect of the Award or portion thereof, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. 5. TAX WITHHOLDING. At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local

2 and foreign tax (including any social insurance) withholding obligations of the Participating Company, if any, that arise in connection with the Award, the vesting of the Award or any payment made in respect thereof. The Company shall have no obligation to make any payments in respect of the Award until the tax withholding obligations of the Participating Company have been satisfied by the Participant. 6. RESTRICTED ACTIVITIES. In consideration of the Award, the Participant shall be subject to the provisions of this Section 6, to the extent permitted by applicable law. The Participant hereby acknowledges and agrees that the grant of the Award is good and valuable consideration and is sufficient to bind the Participant to the provisions set forth in this Section 6. 6.1 Non-Competition. The Participant acknowledges that during the period in which the Participant is employed by the Company or its Affiliates (the “Term”), the Participant has become familiar with trade secrets and other Confidential Information concerning the Company, its subsidiaries and their respective predecessors, and that the Participant’s services have been of special, unique and extraordinary value to the Company. In addition, the Participant hereby agrees that at any time during the Term, and after termination of employment, for the duration of the Restricted Period (as defined below), the Participant shall not directly or indirectly own, manage, control, participate in, consult with, render services for or in any manner engage in any business competing with the businesses of the Company or its Affiliates as such businesses exist or are in process or being planned as of the termination of employment, within the Restricted Geographic Area (as defined below). The “Restricted Period” shall be 12 months following the termination of employment. It shall not be considered a violation of this Section 6.1 for the Participant to be a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded, so long as the Participant has no active participation in the business of such corporation. The “Restricted Geographic Area” shall be any county in which the Company or its Affiliates have operating locations, leases, options to lease or acquire property, or definitive plans known to the Participant at the time of termination to engage in such businesses. 6.2 Non-Solicitation. The Participant hereby agrees that (a) during the Term and the Restricted Period, the Participant shall not, directly or indirectly through another entity, actively induce or attempt to induce any employee of the Company or its Affiliates to leave the employ of the Company or its Affiliates, or in any way interfere with the relationship between the Company or its Affiliates and any employee thereof or otherwise employ or receive the services of any individual who was an employee of the Company or its Affiliates at any time during such Restricted Period or within the three-month period prior thereto and (b) during the Restricted Period, the Participant shall not induce or attempt to induce any customer, supplier, client, insurer, reinsurer, broker, licensee or other business relation of the Company or its Affiliates to cease doing business with the Company or its Affiliates. 6.3 Enforcement of Non-Competition and Non-Solicitation Provisions. If, at the enforcement of Sections 6.1 and 6.2, a court holds that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be permitted to revise the restrictions contained in Sections 6.1 and 6.2 to cover the maximum duration, scope and area permitted by law. 6.4 Restrictive Covenant Addenda. The Participant acknowledges and agrees that different restrictive covenant obligations in this Agreement may apply to the Participant if the Participant primarily resides or works in certain jurisdictions. While the Participant primarily resides or works in such a jurisdiction, the Participant agrees that the restricted activities set forth in Section 6, as well as any other applicable provisions set forth in this Agreement, shall be superseded only as set forth in the applicable addendum attached hereto as Appendix A. 6.5 Non-Disparagement. During the time that the Participant is employed by the Company and thereafter, without limitation of time, the Participant shall not at any time make, publish or communicate to any person or entity, including, but not limited to, the customers or suppliers of the Company or its Affiliates, any Disparaging (as defined below) remarks, comments or statements concerning Company, any other equity holders of the Company, or any Affiliates of any of the foregoing. “Disparaging” remarks, comments or statements are those that impugn the character, honesty, integrity, morality, business acumen or abilities of the individual or entity being disparaged. The obligation in this Section 6.5 shall not apply with respect to communications that the Participant is legally compelled to or permitted to make; provided that the Participant shall contact the Company promptly in the event that the

3 Participant may be legally compelled to make any such communications about the Company or its Affiliates and cooperate with the Company in lawfully attempting to reduce or manage any communications that may be harmful to the Company or its Affiliates. 6.6 Use or Disclosure of Confidential Information. Except as required by law, the Participant shall not disclose or use at any time during or after the Term any Confidential Information (as defined below) of which the Participant is or becomes aware, whether or not such information is developed by the Participant, except to the extent that such disclosure or use is directly related to and required by the Participant’s performance of duties assigned to the Participant pursuant to this Agreement. Under all circumstances and at all times, the Participant shall take all appropriate steps to safeguard Confidential Information in the Participant’s possession and to protect it against disclosure, misuse, espionage, loss and theft. For purposes hereof, “Confidential Information” means information that is not generally known to the public and that was or is used, developed or obtained by the Company or its subsidiaries in connection with their business. It shall not include information (a) required to be disclosed by court or administrative order, (b) lawfully obtainable from other sources or which is in the public domain through no fault of the Participant; or (c) the disclosure of which is consented to in writing by the Company. Upon request to this effect or immediately after the Participant’s termination of employment with the Company, the Participant shall immediately return to the Company all Confidential Information, including, without limitation, all documents and reproductions, in whatsoever form, which contain Confidential Information, as well as all files concerning the Company and its Affiliates or any of its customers, partners, employees and suppliers and all equipment, devices or other material in the Participant’s possession, including, without limitation, computers and all software belonging to the Company and its Affiliates or its customers, partners and suppliers, if applicable. 6.7 Equitable Relief and Effect of Breach of Covenant. The Participant acknowledges that (a) the covenants contained herein are reasonable, (b) the Participant’s services are unique, and (c) a breach or threatened breach by the Participant of any of Participant’s covenants and agreements with the Company contained in this Section 6 could cause irreparable harm to the Company for which they would have no adequate remedy at law. Accordingly, and in addition to any remedies which the Company may have at law, in the event of an actual or threatened breach by the Participant of the Participant’s covenants and agreements contained in this Section 6, the Company shall have the absolute right to apply to any court of competent jurisdiction for such injunctive or other equitable relief as such court may deem necessary or appropriate in the circumstances. In the event that the Participant breaches any restrictive covenant in this Section 6, all of the Participant’s cash payments not yet received shall be forfeited immediately without consideration. 6.8 Notice of Immunity Under the Defend Trade Secrets Act. Notwithstanding any other provision of this Agreement to the contrary: (a) the Participant shall not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that is made (i) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney and solely for the purpose of reporting or investigating a suspected violation of law or (ii) in a complaint or other document that is filed under seal in a lawsuit or other proceeding; and (b) if the Participant files a lawsuit for retaliation by the Company for reporting a suspected violation of law, the Participant may disclose the Company’s trade secrets to the Participant’s attorney and use the trade secret information in the court proceeding if the Participant (x) files any document containing the trade secret under seal and (y) does not disclose the trade secret, except pursuant to court order. 6.9 Permitted Disclosures and Actions. Notwithstanding the terms of this Section 6, nothing in this Agreement is intended to: (a) prohibit the Participant from making disclosure of relevant and necessary information or documents in any action, investigation or proceeding relating to this Agreement, or as required by law or legal process, including with respect to possible violations of law; (b) prohibit the Participant from participating, cooperating or testifying in any action, investigation or proceeding with, or providing information to, any governmental agency or legislative body, any self-regulatory organization, and/or pursuant to the Sarbanes-Oxley Act; (c) prohibit the Participant from initiating communications with, or responding to any inquiry from, any regulatory or supervisory authority regarding any good faith concerns about possible violations of law or regulation; (d) prohibit the Participant from accepting any U.S. Securities and Exchange Commission awards; or (e) conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by such section.

4 7. EFFECT OF CHANGE IN CONTROL. In the event of a Change in Control, the Award shall be treated in accordance with Section 13 of the Plan. 8. RIGHTS AS A DIRECTOR, EMPLOYEE OR CONSULTANT. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service at any time. 9. COMPLIANCE WITH SECTION 409A. It is intended that any election, payment or benefit that is made or provided pursuant to or in connection with this Award that may result in nonqualified deferred compensation within the meaning of Section 409A shall comply in all respects with the applicable requirements of Section 409A (including applicable regulations or other administrative guidance thereunder, as determined by the Board in good faith) to avoid the unfavorable tax consequences provided therein for non-compliance and the Award shall be so construed. In connection with effecting such compliance with Section 409A, the following shall apply: 9.1 Separation from Service; Required Delay in Payment to Specified Employee. Notwithstanding anything set forth herein to the contrary, no amount payable pursuant to this Agreement on account of the Participant’s termination of Service that constitutes a “deferral of compensation” within the meaning of the Treasury Regulations issued pursuant to Section 409A of the Code (the “Section 409A Regulations”) shall be paid unless and until the Participant has incurred a “separation from service” within the meaning of the Section 409A Regulations. Furthermore, to the extent that the Participant is a “specified employee” within the meaning of the Section 409A Regulations as of the date of the Participant’s separation from service, no amount that constitutes a deferral of compensation that is payable on account of the Participant’s separation from service shall be paid to the Participant before the date (the “Delayed Payment Date”), which is first day of the seventh month after the date of the Participant’s separation from service or, if earlier, the date of the Participant’s death following such separation from service. All such amounts that would, but for this Section, become payable prior to the Delayed Payment Date will be accumulated and paid on the Delayed Payment Date. 9.2 Other Changes in Time of Payment. Neither the Participant nor the Company shall take any action to accelerate or delay the payment of any benefits under this Agreement in any manner that would not be in compliance with the Section 409A Regulations. 9.3 Separate Payments. Each amount to be paid or benefit to be provided under this Agreement shall be construed as a separate and distinct payment for purposes of the Section 409A Regulations. 9.4 Amendments to Comply with Section 409A; Indemnification. Notwithstanding any other provision of this Agreement to the contrary, the Company is authorized to amend this Agreement, to void or amend any election made by the Participant under this Agreement and/or to delay the payment of any monies and/or provision of any benefits in such manner as may be determined by the Company, in its discretion, to be necessary or appropriate to comply with the Section 409A Regulations without prior notice to or consent of the Participant. The Participant hereby releases and holds harmless the Company, its directors, officers and stockholders from any and all claims that may arise from or relate to any tax liability, penalties, interest, costs, fees or other liability incurred by the Participant in connection with the Award, including as a result of the application of Section 409A. 9.5 Advice of Independent Tax Advisor. The Company has not obtained a tax ruling or other confirmation from the Internal Revenue Service with regard to the application of Section 409A to the Award, and the Company does not represent or warrant that this Agreement will avoid adverse tax consequences to the Participant, including as a result of the application of Section 409A to the Award. The Participant hereby acknowledges that the

5 Participant has been advised to seek the advice of the Participant’s own independent tax advisor prior to entering into this Agreement and is not relying upon any representations of the Company or any of its agents as to the effect of or the advisability of entering into this Agreement. 10. MISCELLANEOUS PROVISIONS. 10.1 Termination or Amendment. The Committee may terminate or amend this Agreement at any time; provided, however, that except as provided in Section 7 in connection with a Change in Control, no such termination or amendment may have a materially adverse effect on the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, including, but not limited to, the Section 409A Regulations. No amendment or addition to this Agreement shall be effective unless in writing. 10.2 Nontransferability of the Award. Prior to payment of the Award on the applicable Payment Date, this Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative. 10.3 Clawback and Securities Trading Compliance. The Participant hereby agrees to be governed and bound by the terms of (a) The Lovesac Company Dodd-Frank Clawback Policy, as may be amended from time to time, including such provisions therein that govern recoupment of amounts payable pursuant to this Agreement, (b) the Trading Compliance Policy, as may be amended from time to time, and (c) any similar policies adopted by the Company, the Committee or the Board from time to time. 10.4 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. 10.5 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns. 10.6 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party. (a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan’s prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company. (b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 10.6(a) and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice, as described in Section 10.6(a). The Participant acknowledges that the Participant may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will

6 be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third-party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke the Participant’s consent to the electronic delivery of documents described in Section 10.6(a) or may change the electronic mail address to which such documents are to be delivered (if the Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that the Participant is not required to consent to electronic delivery of documents described in Section 10.6(a). 10.7 Integrated Agreement. The Grant Notice, this Agreement and the Plan shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan shall survive any termination of the Award, including payment of the Award, and shall remain in full force and effect. 10.8 Applicable Law. This Agreement shall be governed by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within the State of Delaware. 10.9 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7 APPENDIX A ADDENDA TO CASH-BASED AWARD AGREEMENT As set forth in Section 6.4 of the above Cash-Based Award Agreement (the “Agreement”), the Participant acknowledges and agrees that certain restricted activities set forth in Section 6 are superseded or modified by an Addendum if the Participant primarily resides or works in any of the following jurisdictions: California Colorado District of Columbia Illinois Indiana Louisiana Massachusetts Nebraska North Dakota Oklahoma Oregon Virginia Washington Wisconsin To the extent that the Participant primarily resides or works in such a jurisdiction, the Participant agrees that the restricted activities and other provisions set forth in the Agreement shall be superseded only as set forth in the applicable Addendum below, to which the Participant agrees simultaneously with the execution of the Agreement. Capitalized terms used but not defined in the following Addenda shall have the respective meanings ascribed to such terms in the Agreement. This Section is expressly incorporated into and made part of each addendum below.

8 CALIFORNIA ADDENDUM Addendum No. 1: The language in Section 6.3 “Enforcement of Non-Competition and Non-Solicitation Provisions” is modified by adding the following: The restrictions related to competitive activities and solicitation in Sections 6.1 and 6.2 only apply while the Participant is employed by or otherwise working for the Company Group. This modification shall be effective only during such period of time that the Participant primarily works and resides in the State of California. The Participant’s non-solicitation covenant in Section 6.2 only applies to protect the Company Group’s Confidential Information and trade secrets. Addendum No. 2: The language in Section 10.8 “Applicable Law” is modified by adding the following: The Participant understands that while residing or working in the State of California, the Agreement will be subject to the laws of the State of California. COLORADO ADDENDUM Addendum No. 1: The definition of “Restricted Geographic Area” in Section 6.1 is modified by adding the following: Restricted Geographic Area only covers territory where the Participant’s knowledge of the Company Group’s trade secrets could be used by a competitor to the Company Group’s business to unfairly compete with or undermine the Company Group’s legitimate business interests. Addendum No. 2: A new Section 6.10 is added as follows: If the Participant primarily works or resides in the State of Colorado, the restrictions related to competitive activities in Section 6.1 only apply to the extent the Participant earns, both at the time this Agreement is entered into and at the time the Company Group enforces it, an amount of annualized cash compensation equivalent to or greater than the threshold amount for highly compensated workers as determined by the Colorado Department of Labor and Employment at the time this Agreement is entered into, and such activities will involve the inevitable use of, or near- certain influence by the Participant’s knowledge of, trade secrets disclosed to the Participant during the course of employment with the Company Group. If the Participant primarily works or resides in the State of Colorado, the restrictions related to solicitation activities in Section 6.2 only apply to the extent the Participant earns, both at the time this Agreement is entered into and at the time the Company Group enforces it, an amount of annualized cash compensation equivalent to or greater than 60% of the threshold amount for highly compensated workers as determined by the Colorado Department of Labor and Employment at the time this Agreement is entered into, and such activities will involve the inevitable use of, or near- certain influence by the Participant’s knowledge of, trade secrets disclosed to the Participant during the course of employment with the Company Group. Addendum No. 3: A new Section 6.11 “Acknowledgement” is added as follows:

9 The Participant acknowledges and agrees the Participant has been provided with, and has signed, a separate notice of the Participant’s obligations either at least 14 days before the effective date of this Agreement, in the following form and substance. The Participant further acknowledges and agrees that Sections 6.1 and 6.2 shall not become effective until 14 days after receiving such notice and a copy of the Agreement. Notice of Restrictive Covenant to Colorado Employees This notice is to advise you that the Company Group is, contemporaneously with this notice, providing you with a Cash-Based Award Agreement (the “Agreement”) containing covenants that could restrict your options for subsequent employment following separation from the Company Group, in that you will be prohibited from certain competition and solicitation of customers, employees, etc. as described in Sections 6.1 and 6.2 of the Agreement (as modified by the Colorado Addendum) and from disclosing or using Confidential Information as described in Section 6.6 of the Agreement (as modified by the Colorado Addendum). If you were already employed by the Company Group on the date of your signature to the Agreement, you acknowledge that this notice was provided to you at least 14 days before the earlier of the effective date of the restrictive covenant or the effective date of the consideration for such covenant. ACKNOWLEDGED AND AGREED BY THE PARTICIPANT: By: Name: Dated: Addendum No. 4: The language in Section 6.9 “Permitted Disclosures and Actions” is modified by adding the following: The Participant acknowledges and agrees that the restrictions in this Section are reasonable and shall not prohibit the disclosure of information arising from the Participant’s general training, knowledge, skill, or experience, whether gained on the job or otherwise, information readily ascertainable to the public, and/or information an employee has a right to disclose as legally protected conduct. Addendum No. 5: The language in Section 10.8 “Applicable Law” is modified by adding the following: The Participant understands that if the Participant primarily resides or works in the State of Colorado at the time the Participant’s employment with the Company Group is terminated, the Agreement will be subject to the laws and courts of the State of Colorado. During this period, venue shall be the State and Federal courts sitting in Colorado and the parties waive any defense, whether asserted by motion or pleading, that the venue specified by this Addendum is an improper or inconvenient venue. DISTRICT OF COLUMBIA ADDENDUM Under the District of Columbia’s Ban on Non-Compete Agreements Amendment Act of 2020, as amended by the Non-compete Clarification Amendment Act of 2022 (collectively, the “Act”), the following addenda for the District of Columbia shall apply to employers who are operating in the District of Columbia or any person or group of persons acting directly or indirectly in the interest of an employer operating in the District of Columbia in relation to an employee or a prospective employee. The primary Agreement otherwise controls.

10 Addendum No. 1: A new Section 6.10 “Covered Employee Ban” is added as follows: The Participant understands that the non-competition obligations under Section 6.1 shall not apply to the Participant if the Participant is considered a “covered employee” under the Act. The Participant is a covered employee if the following conditions are satisfied: Current Employees – If the Participant has commenced work for the Company Group, the Participant is covered if (a) the Participant spends more than 50% of the Participant’s work time for the Company Group working in the District of Columbia; or (b) the Participant’s employment is based in the District of Columbia, and the Participant regularly spends a substantial amount of the Participant’s work time for the Company Group in the District of Columbia and not more than 50% of the Participant’s work time for the Company Group in another jurisdiction. Addendum No. 2: A new Section 6.11 “Highly Compensated Employee Exclusion” is added as follows: The Participant understands that the non-competition obligations under Section 6.1 shall apply to the Participant if the Participant is a “highly compensated employee” (and is therefore excluded from the definition of “covered employee”). Under the Act, a “highly compensated employee” is someone who is reasonably expected to earn at least $150,000 during a consecutive 12-month period or whose compensation earned from the Company Group in the consecutive 12-month period preceding the date the proposed non-competition is to begin is at least $150,000. Beginning on January 1, 2024, and each calendar year thereafter, the dollar threshold for highly compensated employee status will be adjusted based on increases in the Consumer Price Index. Compensation includes the individual’s hourly wages, salary, bonuses or cash incentives, commissions, overtime premiums, vested stock (including restricted stock units), and other payments provided on a regular or irregular basis. Addendum No. 3: A new Section 6.12 “Notice” is added as follows: The Participant agrees that before being required to sign this Agreement, the Company Group provided written notice to the Participant that the Participant had 14 calendar days before the Participant commenced employment to review the non-competition provision in the Agreement; or, in the case of a current employee, that the Participant had at least 14 calendar days to review the non-competition provision in the Agreement before the Participant must execute the Agreement. In addition, the Company Group provided the Participant with the following written notice. The District’s Ban on Non-Compete Agreements Amendment Act of 2020 limits the use of non- compete agreements. It allows employers to request non-compete agreements from highly compensated employees, as that term is defined in the Ban on Non-Compete Agreements Amendment Act of 2020, under certain conditions. The Company Group has determined that you are a highly compensated employee. For more information about the Ban on Non-Compete Agreements Amendment Act of 2020, contact the District of Columbia Department of Employment Services (DOES). ILLINOIS ADDENDUM Addendum No. 1:

A new Section 6.10 is added as follows:

The Participant understands that (a) the non-competition obligations under Section 6.1 shall only apply to the Participant if the Participant earns the statutory minimum compensation set by Illinois statute (*e.g.*, between January 1, 2021 and January 2, 2027, the statutory threshold is $75,001 per year or more); and (b) the non-solicitation obligations under Section 6.2 shall only apply to the Participant if the Participant earns the statutory minimum compensation set by Illinois statute (*e.g.*, between January 1, 2022 and January 2, 2027, the statutory threshold is $45,001 per year or more).

<u>Addendum No. 2</u>:

A new Section 6.11 is added as follows:

The Participant agrees that before being required to sign this Agreement, the Company Group provided the Participant with 14 calendar days to review it. The Company Group advises the Participant to consult with an attorney before entering into this Agreement.

<u>Addendum No. 3</u>:

A new Section 6.12 is added as follows:

The Participant understands that if the Participant is separated from employment with the Company Group due to COVID-19 or "circumstances that are similar to the COVID-19 pandemic" the Company Group may not enforce Sections 6.1 and 6.2 unless it pays the Participant the compensation equivalent to the Participant's base salary at the time of the Participant's last day of service with the Company Group minus any compensation the Participant earns through subsequent employment during the Restricted Period.

<u>LOUISIANA ADDENDUM</u>

<u>Addendum No. 1</u>:

The definition of "**Restricted Geographic Area**" in Section 6.1 is stricken in its entirety and replaced with the following:

"***Restricted Geographic Area***" means the parishes (and equivalents) in the following list so long as Company Group continues to carry on business therein: Acadia Parish, Allen Parish, Ascension Parish, Assumption Parish, Avoyelles Parish, Beauregard Parish, Bienville Parish, Bossier Parish, Caddo Parish, Calcasieu Parish, Caldwell Parish, Cameron Parish, Catahoula Parish, Claiborne Parish, Concordia Parish, DeSoto Parish, East Baton Rouge Parish, East Carroll Parish, East Feliciana Parish, Evangeline Parish, Franklin Parish, Grant Parish, Iberia Parish, Iberville Parish, Jackson Parish, Jefferson Parish, Jefferson Davis Parish, Lafayette Parish, Lafourche Parish, LaSalle Parish, Lincoln Parish, Livingston Parish, Madison Parish, Morehouse Parish, Natchitoches Parish, Orleans Parish, Ouachita Parish, Plaquemines Parish, Pointe Coupee Parish, Rapides Parish, Red River Parish, Richland Parish, Sabine Parish, St. Bernard Parish, St. Charles Parish, St. Helena Parish, St. James Parish, St. John the Baptist Parish, St. Landry Parish, St. Martin Parish, St. Mary Parish, St. Tammany Parish, Tangipahoa Parish, Tensas Parish, Terrebonne Parish, Union Parish, Vermilion Parish, Vernon Parish, Washington Parish, Webster Parish, West Baton Rouge Parish, West Carroll Parish, West Feliciana Parish, and Winn Parish, all so long as the business of the Company Group is transacted therein. The Participant hereby continues to stipulate that the Company Group does business in all of the above parishes, counties, and municipalities as of the date of this Louisiana Addendum. The Participant also understands that the Company Group serves those counties of the adjacent states that border the State of Louisiana and that the Participant will equally be bound in those geographic areas where the Participant also performs material

11

12 responsibilities for the Company Group during the two years prior to the Participant’s last day of service with the Company Group. Addendum No. 2: The language in Section 6.2 “Non-Solicitation” is modified as follows: The Non-solicitation covenant in this Section 6.2 is limited to those customers, vendors and suppliers who are located in the Restricted Geographic Area. The Participant agrees that the foregoing provides the Participant with adequate notice of the geographic scope of the restrictions contained in the Agreement by name of specific parish or parishes (and equivalents), municipality or municipalities, and/or parts thereof. MASSACHUSETTS ADDENDUM Addendum No. 1: The language in Section 6.1 “Non-Competition” is stricken in its entirety and replaced with the following: 6.1 During the Participant’s employment with the Company Group, and for a period of one year following the last day of the Participant’s service with the Company Group (the “Last Day”), the Participant shall not, directly or indirectly (e.g., through others), perform the same or similar responsibilities (excepting clerical or menial labor) the Participant performed for the Company Group in connection with a business that is competitive to the business of the Company Group; provided, that the foregoing restriction shall not apply following the Last Day if the Participant’s employment was terminated by the Company Group without cause. For purposes of this Section, “cause” means misconduct, violation of any policy of the Company Group (including any rule of conduct or standard of ethics of the Company Group), breach of the Agreement (including this Massachusetts Addendum) or the breach of any confidentiality, non-disclosure, non- solicitation or assignment of inventions obligations to the Company Group, failure to meet the Company Group’s reasonable performance expectations, or other grounds directly and reasonably related to the legitimate business needs of the Company Group. Notwithstanding the foregoing, the Participant may accept employment with a business that is competitive to the Company Group’s business (“Competitive Entity”) whose business is diversified, provided that: (a) the Participant will not be engaged in working on or providing products or services that are competitive to the Company Group’s business or otherwise use or disclose Confidential Information; and (b) the Company Group receives prior written assurances from the Competitive Entity and the Participant that are satisfactory to the Company Group that the Participant will not work on or provide products or services that are competitive to the Company Group’s business, or otherwise use or disclose Confidential Information. In addition, nothing in this Agreement is intended to prevent the Participant from investing the Participant’s funds in securities of a person engaged in a business that is directly competitive with the Company Group if the securities of such a person are listed for trading on a registered securities exchange or actively traded in an over-the-counter market and the Participant’s holdings represent less than 1% of the total number of outstanding shares or principal amount of the securities of such a person. If the Company Group enforces the non-competition restrictions of this Section for a period of time following the Last Day (the “Restraint Period”), it will pay the Participant an amount equal to 50% of the highest annualized base salary that the Participant received from the Company Group within the two years prior to the Last Day, less any applicable deductions (the “Restraint Payment”). The Restraint Payment will be paid on a pro-rata basis during the Restraint Period in the same manner that the Participant would have received wages from the Company Group had the Participant been employed during the Restraint Period. The Restraint Period shall be extended to 24 months if the Participant (a) breached the Participant’s fiduciary duty(ies) to the Company Group, or (b) unlawfully took, physically or electronically, property belonging to the Company Group. The Participant understands that if the Company Group elects to waive the non-competition restrictions set forth herein, the Participant will not receive any compensation or consideration described above. The Participant further understands that at the time

13 of the Participant’s separation from employment, the Company Group (a) shall elect whether to waive its enforcement of the non-competition provisions in the Agreement (including this Massachusetts Addendum), and (b) shall notify the Participant of its election in writing. NOTICE. If the Participant was already employed by the Company Group on the date of the Participant’s signature on the Agreement or on this Massachusetts Addendum, the Participant acknowledges (a) that the Agreement, including this Massachusetts Addendum, was delivered to the Participant at least 10 business days before the date that this Massachusetts Addendum was executed by both of the parties (the “Effective Date”), and (b) that the Participant has been provided with fair and reasonable consideration in exchange for the Participant’s agreement to the non- competition restriction set forth in this Section. Addendum No. 2: A new Section 6.10 is added as follows: The Participant acknowledges that the Participant has been advised of the Participant’s right to consult with counsel of the Participant’s own choosing prior to signing the Agreement and this Massachusetts Addendum. By signing the Agreement and this Massachusetts Addendum, the Participant acknowledges that the Participant has had time to read and understand the terms of the Agreement and this Massachusetts Addendum, and to consult with the Participant’s own legal counsel (not including counsel for the Company Group) regarding the Agreement and this Massachusetts Addendum prior to their execution. The Participant agrees that the Participant has actually read and understood the Agreement and this Massachusetts Addendum and all of their terms, that the Participant is entering into and signing the Agreement and this Massachusetts Addendum knowingly and voluntarily, and that in doing so the Participant is not relying upon any statements or representations by the Company Group or its agents. The Participant acknowledges (a) that the non-competition covenant contained in this Section is no broader than necessary to protect the Company Group’s Confidential Information, trade secrets, and goodwill, and (b) that those business interests, and the business interests identified in the Agreement, cannot be adequately protected through restrictive covenants other than the non-competition covenant contained in this Section, including without limitation the non-solicitation, non-disclosure, non-interference, non- inducement, and non-use restrictions set forth in Section 6 of the Agreement. Addendum No. 3: The language in Section 10.7 “Integrated Agreement” is stricken in its entirety and replaced with the following: The Participant agrees that this Agreement constitutes the entire agreement and understanding between the parties and supersedes any prior agreements, either oral or in writing, between the Participant and the Company Group with respect to all matters within the scope of this Agreement. No provision of this Agreement may be modified, waived, or discharged unless such waiver, modification, or discharge is agreed to in writing and signed by the Participant and the General Counsel of the Company Group. The Participant agrees that any change or changes in the Participant’s job title, job duties, or responsibilities, reporting structure, compensation, or any other term or condition of the Participant’s employment after the date that the Participant executes the Agreement or this Massachusetts Addendum shall not affect the validity or scope of the restrictive covenants set forth in the Agreement and in this Massachusetts Addendum. The restrictive covenants will remain valid, effective, and enforceable notwithstanding any such change or changes in the Participant’s employment. This Agreement shall be enforced in accordance with its terms and shall not be construed against either party. Addendum No. 4:

14 The language in Section 10.8 “Applicable Law” is stricken in its entirety and replaced with the following: 10.8 Applicable Law. The non-competition covenant contained in Section 6.1 shall be governed by Massachusetts law. Any action relating to or arising out of the non-competition covenant contained in Section 6.1 shall be brought in (a) the United States District Court for the District of Massachusetts, Eastern Division, if that Court has subject matter jurisdiction over the dispute; or, if it does not, (b) the Business Litigation Session of the Suffolk County Superior Court, or, if the Business Litigation Session does not accept the case for any reason whatsoever, (c) the Suffolk County Superior Court. The Participant agrees and consents to the personal jurisdiction and venue of the federal or state courts of Massachusetts for resolution of any disputes or litigation arising under or in connection with the non-competition covenant contained in Section 6.1, and the Participant waives any objections or defenses to personal jurisdiction or venue in any such proceeding before any such court. The parties further agree that any disputes between them, whether relating to the Agreement, this Addendum, or any other conflict, claim or dispute, shall be tried by a judge. NEBRASKA ADDENDUM Addendum No. 1: The language in Section 6.2 “Non-Solicitation” is modified as follows: “Customer” means any person(s) or entity(ies) whom, within 24 months prior to the last day of the Participant’s service with the Company Group, the Participant, directly provided products or services in connection with the Company Group’s business. Addendum No. 2: The definition of “Restricted Geographic Area” in Section 6.1 is stricken in its entirety and replaced with the following: “Restricted Geographic Area” means the territory (i.e.: (i) state(s), (ii) county(ies), or (iii) city(ies)) in which, during the 24 months prior to the last day of the Participant’s service with the Company Group, the Participant: (a) provided Material services on behalf of the Company Group and/or (b) solicited Customers or otherwise sold services on behalf of the Company Group. “Material” means the Participant’s primary job duties and responsibilities, including but not limited to in connection with working with Customers or directly supervising individuals who work with Customers. Addendum No. 3: The language in Section 6.1 “Non-Competition” is modified by adding the following: The restrictions related to competitive activities only apply while the Participant is employed by the Company Group. The Participant further acknowledges that the restrictions do not prevent the Participant from exercising a lawful profession, trade, or business as they only apply while the Participant is employed by the Company Group. Addendum No. 4: The language in Section 6.2 “Non-Solicitation” is stricken in its entirety and replaced with the following: Except as prohibited by law, the Participant agrees that during the Restricted Period, the Participant shall not, directly or indirectly (e.g., through others), solicit, aid or induce any Customer of the

15 Company Group to purchase goods or services then sold by the Company Group from another person or entity, or assist or aid any other person or entity in identifying or soliciting any such Customer if that sale or service would be located in a Restricted Geographic Area. Except as prohibited by law, the Participant agrees that during the Restricted Period, the Participant shall not, directly or indirectly (e.g., through others), solicit, aid or induce any vendor or supplier of the Company Group to purchase goods or services then sold by the Company Group from another person or entity, or assist or aid any other person or entity in identifying or soliciting any such vendor or supplier if that sale or service would be located in a Restricted Geographic Area. NORTH DAKOTA ADDENDUM Addendum No. 1: A new Section 6.10 is added as follows: The restrictions related to competitive activities and solicitation only apply while the Participant is employed by the Company Group. The Participant further acknowledges that the restrictions do not prevent the Participant from exercising a lawful profession, trade, or business as they only apply while the Participant is employed by the Company Group. Addendum No. 2: The language in Section 10.8 “Applicable Law” is modified by adding the following: The Participant understands that while residing and working in the State of North Dakota, the restrictions related to restrictive covenants, solicitation of customers, and competitive activities in Sections 6.1 and 6.2 will be subject to the laws of the State of North Dakota. OKLAHOMA ADDENDUM Addendum No. 1: The language in Section 6.1 “Non-Competition” is modified by adding the following: The restrictions related to competitive activities only apply while the Participant is employed by the Company Group. The Participant further acknowledges that the restrictions do not prevent the Participant from exercising a lawful profession, trade, or business as they only apply while the Participant is employed by the Company Group. Addendum No. 2: The language in Section 6.2 “Non-Solicitation” is stricken in its entirety and replaced with the following: The Participant covenants and agrees that during the Restricted Period, the Participant will not directly solicit the sale of goods, services or a combination of goods and services from the established customers of the Company Group. OREGON ADDENDUM Addendum No. 1: A new Section 6.10 is added as follows: The Agreement is executed upon the Participant’s initial employment with the Company Group and is a condition of such employment or is executed upon the Participant’s “subsequent bona fide

16 advancement” within the meaning of Oregon Revised Statutes (ORS) Section 653.295 because of, among other things, the Participant’s increased responsibilities and access to Confidential Information. If this Agreement is executed upon initial employment, the Participant acknowledges that the Participant was informed in a written job offer at least two weeks before starting work that the Participant must enter into this Agreement as a condition of employment. If executed upon a “subsequent bona fide advancement,” the Participant knowingly and voluntarily waives any argument that the Participant’s new role does not constitute a “subsequent bona fide advancement.” Addendum No. 2: The language in Section 6.2 “Non-Solicitation” is modified as follows: “Customer” means any person(s) or entity(ies) who: (a) as of the last day of the Participant’s service with the Company Group (the “Last Day”), is doing business with the Company Group or would reasonably be expected to return to the Company Group for purposes of doing business; and (b) within 24 months prior to the Last Day, the Participant, directly or indirectly (e.g., through others): (i) provided products or services in connection with the business of the Company Group; or (ii) provided written proposals about products or services in connection with the business of the Company Group. Addendum No. 3: The language in Section 6.2 “Non Solicitation” is stricken in its entirety and replaced with the following: During the Restricted Period and in connection with a competitive entity, the Participant shall not directly or indirectly (e.g., through others): (a) solicit, refer or attempt to solicit or refer any Customer to a competitor of the Company Group’s business; (b) transact or attempt to transact business with any Customer; or (c) induce or encourage any Customer to terminate a relationship with the Company Group or otherwise to cease accepting services or products from the Company Group. Addendum No. 4: A new Section 6.11 “General Exceptions” is added as follows: Except as provided in this Section, the non-competition restrictions in Section 6.1 do not apply to the Participant if (a) the Participant is not classified as exempt from overtime under Oregon law as an employee engaged in administrative, executive, or professional work; or, (b) at the time of the Participant’s separation from the Company Group, the Participant is not paid a gross salary and commissions in the amount required under ORS 653.295, calculated on an annual basis (hereafter, a “Non-Qualified Employee”). However, even if the Participant is a Non-Qualified Employee, the Company Group may, at its sole discretion, elect to enforce the non-competition restrictions in Section 6.1 by paying the Participant, for up to the maximum Restricted Period, compensation equal to the greater of (c) 50% of the Participant’s annual gross base salary and commissions at the time of the Participant’s separation; or (d) 50% percent of the minimum annual compensation required under ORS 653.295. If the Company Group elects to enforce Section 6.1 by agreeing to make the payments referenced in this Section, the Participant will be notified in writing. The Participant understands and acknowledges that the Company Group’s election not to pay the compensation set out in this Section affects the applicability of Section 6.1 only in the event the Participant is a Non- Qualified Employee and that the election of non-payment does not relieve a Non-Qualified Employee from any other post-employment restriction in the Agreement, including the restrictions in Sections 6.2 through 6.9. VIRGINIA ADDENDUM Addendum No. 1:

17 The definition of “Restricted Geographic Area” in Section 6.1 is stricken in its entirety and replaced with the following: “Restricted Geographic Area” means the county(ies) and/or city(ies) (as may be applicable) in which, during the 24 months prior to the Participant’s last day of service with the Company Group, the Participant: (a) provided material services on behalf of the Company Group (or in which the Participant supervised, directly or indirectly (e.g., through others), the servicing activities), and/or (b) solicited customers or otherwise sold products or services on behalf of the Company Group (or in which the Participant supervised, directly or indirectly (e.g., through others), the solicitation or servicing activities related to such customers). Addendum No. 2: The language in Section 6.1 “Non-Competition” shall not apply to any employee who qualifies as a “low- wage employee” pursuant to Virginia Code Section 40.1-28.7:8. Addendum No. 3: The language in Section 6.2 “Non-Solicitation” shall not apply to any employee who qualifies as a “low- wage employee” pursuant to Virginia Code Section 40.1-28.7:8. Addendum No. 4: The language in Section 6.6 is supplemented with the following: This obligation of non-disclosure and non-use shall last so long as the information remains confidential or for three years following the Participant’s last day of service with the Company Group, whichever occurs first. The Participant also understands that trade secrets are protected by statute and are not subject to any time limits. If the Participant has any questions about whether such information is protected information, the Participant agrees to contact the Company Group’s General Counsel in writing before using, disclosing, or distributing any Confidential Information. WASHINGTON STATE ADDENDUM Addendum No. 1: The definition of “Restricted Geographic Area” in Section 6.1 is stricken in its entirety and replaced with the following: “Restricted Geographic Area” means: (a) within a 10 mile radius of: (i) any Company Group location where the Participant worked; (ii) any Company Group location where the Participant was assigned; or (iii) any other location where the Participant performed Material (defined below) responsibilities for the Company Group (e.g., the Participant performing remote work); and/or (b) if the Participant had national responsibilities for the Company Group, any location where the Participant performed Material responsibilities and where performing those responsibilities for a competitive entity will provide an unfair advantage to that competitive entity because of the Participant’s access to and use of Confidential Information. “Material” means the Participant’s primary job duties and responsibilities in connection with providing customers with a product or service that competes with the Company Group’s business. The foregoing geographic restrictions are limited to the Participant’s locations/responsibilities during 24 months prior to the Participant’s last day of service with the Company Group. Addendum No. 2: The language in Section 6.2 “Non-Solicitation” is stricken and replaced in its entirety with the following:

18 During the Restricted Period and in connection with a competitive entity, the Participant shall not, directly or indirectly (e.g., through others), solicit or attempt to solicit any customer to terminate a relationship with the Company Group or otherwise to cease or reduce accepting products or services from the Company Group. During the Restricted Period, the Participant shall not, directly or indirectly (e.g., through others), solicit or attempt to solicit any individuals who the Participant knows (or reasonably should know) are the Participants of the Company Group to terminate their employment with the Company Group. During the Restricted Period, the Participant shall not, directly or indirectly (e.g., through others), interfere with the Company Group’s relationships with its vendors or suppliers in any way that would impair the Company Group’s relationship with such vendors or suppliers, including by reducing, diminishing or otherwise restricting the flow of supplies, services or goods from the vendors or suppliers to the Company Group. To the extent this Section is determined to be a non-competition covenant, the parties agree that it is subject to the terms of this Section. Addendum No. 3: A new Section 6.10 “General Exceptions” is added as follows: The Participant understands that the Participant’s non-competition covenants and/or non-solicitation covenants in this Agreement shall not apply to the Participant if the Participant is covered under applicable state statute or local ordinance/rule prohibiting non-competition covenants or non- solicitation covenants, including on the basis of the Participant’s profession. Any term or provision in this Agreement, including but not limited to all or part of any restrictive covenant in Section 6, that is or is determined to be a non-competition covenant under Washington state law is only effective and enforceable once the Participant earns, on an annualized basis, more than the annual required minimum compensation, which may be prorated for service less than a year, for enforcement of non-competition covenants found in Title 49 RCW. For the absence of doubt, the Participant understands and agrees that even if the Participant does not earn the required minimum compensation when the Participant signs this Agreement, the non-competition covenants later become enforceable if the Participant begins to earn sufficient compensation for their enforcement. This required minimum compensation for enforcement of non-competition covenants does not affect the enforceability of any other term or provision of this Agreement, including but not limited any term or provision, or part thereof, that is or is determined to be a non-solicitation agreement under Washington state law found in Title 49 RCW. Addendum No. 4: A new Section 6.11 “Non-Competition in the Event of a Layoff” is added and reads as follows: In the event the Participant’s employment is terminated as a result of a layoff, any term or provision of this Agreement, including but not limited to all or part of any restrictive covenant in Section 6.1 above, that is or is determined to be a non-competition covenant under Washington state law will not be enforced, unless, in the Company Group’s sole discretion, it elects to pay the Participant compensation equivalent to the Participant’s base salary at the time of termination for the period of enforcement of the non-competition covenants, less any compensation earned by the Participant through subsequent employment (the “Non-competition Compensation”). The Company Group will advise the Participant in writing whether it will elect to pay the Non-competition Compensation to enforce the non-competition covenants in this Agreement. Payment of the Non-competition Compensation will occur in bi-weekly installments on the Company Group’s regularly scheduled payday, until such time as the Company Group elects to discontinue the payments and in no event for longer than 12 months. If the Company Group notifies the Participant that it elects to pay the Non-competition Compensation under this Section, the Participant agrees to submit a written statement to the Company Group on or before the fifth day of each month during the period of enforcement of any non-competition covenant disclosing the amount of gross compensation the Participant earned the previous month, along with the paystubs or other evidence of payment acceptable to the Company Group. The Participant understands that the Company Group is entitled

19 to offset any compensation the Participant earns from subsequent installments of the Non- competition Compensation or, alternatively, to terminate all further payments of the Non- competition Compensation. If, during the period of enforcement of the non-competition covenants, the Participant reports earning compensation equal to or greater than the Participant’s base salary at the Company Group at the time of termination, the Participant understands that the non-competition covenants will be enforceable according to their terms. At no time is the Non-competition Compensation earned or owed until paid. For absence of doubt, the Company Group reserves the right to elect not to pay any Non-competition Compensation or, after electing to pay the Non- competition Compensation, to discontinue payment at any time for any reason. The Participant understands and agrees that this Section and the potential Non-competition Compensation is only applicable if the Company Group terminates the Participant’s employment as a result of a layoff. Addendum No. 6: The language in Section 6.9 “Permitted Disclosures and Actions” is modified to add the following sentence to the end of that Section: Nothing in this Agreement prohibits the Participant from discussing or disclosing conduct that the Participant reasonably believes under Washington State, Federal, or common law to be illegal discrimination, illegal harassment, illegal retaliation, a wage and hour violation, or sexual assault, or that is recognized as against a clear mandate of public policy. Addendum No. 7: The language in Section 10.8 “Applicable Law” is stricken in its entirety and replaced with the following: This Agreement shall be construed and enforced in accordance with the laws of the State of Washington without reference to principles of conflicts of laws. The parties stipulate that the exclusive venue for any legal proceeding arising out of this Agreement is the state and federal courts sitting in Seattle, Washington and waive any defense, whether asserted by motion or pleading, that the venue specified by this Section is an improper or inconvenient venue, provided that a party may commence a legal proceeding in a relevant jurisdiction for the purpose of enforcing its rights under this Agreement. The parties further agree that a judge shall try any disputes between them, whether relating to this Agreement or any other conflict, claim or dispute. WISCONSIN ADDENDUM Addendum No. 1: The language in Section 6.1 “Non-Competition” is stricken in its entirety and replaced with the following: During the Restricted Period and within the Restricted Geographic Area, the Participant shall not directly or indirectly (e.g., through others) perform the same or similar Material responsibilities the Participant performed for the Company Group for a business that competes with the Company Group’s business (“Competitive Entity”) in connection with a product or service that competes with the Company Group’s business. Notwithstanding the foregoing, the Participant may accept employment with a Competitive Entity whose business is diversified, provided that: (a) the Participant shall not be engaged in working on or providing products or services that are competitive with the Company Group’s business or otherwise use or disclose Confidential Information; and (b) the Company Group receives prior written assurances from the Competitive Entity and the Participant that are satisfactory to the Company Group that the Participant shall not work on or provide products or services that are competitive to the Company Group’s business, or otherwise use or disclose Confidential Information. In addition, nothing in this Agreement is intended to prevent the Participant from investing the Participant’s funds in securities of a person engaged in a business that is directly competitive with the Company Group if the securities of such a person are listed for trading on a registered securities exchange or actively traded in an over-the-counter market

20 and the Participant’s holdings represent less than 1% of the total number of outstanding shares or principal amount of the securities of such a person. “Customer” means any person(s) or entity(ies): (a) whom, within 24 months prior to the Participant’s service with the Company Group (the “Last Day”), the Participant, directly or indirectly (e.g., through employees whom the Participant supervised) provided products or services in connection with the Company Group’s business, or (b) about which the Participant has Confidential Information that could be used to compete against the Company Group with respect to providing a product or service that competes with the Company Group’s business. “Restricted Geographic Area” means the city(ies) in which, during the 24 months prior to the Last Day, the Participant: (a) provided Material services on behalf of the Company Group (or in which the Participant supervised others, directly or indirectly (e.g., through others), with respect to the exercise of such servicing activities), and/or (b) solicited Customers or otherwise sold services on behalf of the Company Group (or in which the Participant supervised, directly or indirectly (e.g., through others), the solicitation or servicing activities related to such Customers). “Material” means the Participant’s primary job duties and responsibilities in connection with working with Customers or directly supervising individuals who work with Customers. Addendum No. 2: The language in Section 6.2 “Non-Solicitation” is stricken in its entirety and replaced with the following: During the Restricted Period, the Participant shall not directly or indirectly (e.g., through others): (a) solicit or refer or attempt to solicit or refer any Customer to a Competitive Entity with the purpose of selling a product or service that is competitive with the Company Group’s business; or (b) induce or encourage any Customer to terminate a relationship with the Company Group or otherwise to cease accepting services or products from the Company Group in order to accept the same or similar product or service from the Competitive Entity. During the Restricted Period, the Participant shall not directly or indirectly (e.g., through others) solicit or encourage (or attempt to solicit or encourage) any Key Employee (defined below) of the Company Group to: (a) terminate employment with the Company Group in order to enter into employment or a business relationship with a competitor of the Company Group in which the Confidential Information the Key Employee has could be used to competitively harm the Company Group; or (b) enter into or commence any relationship in which the Key Employee would provide products or services that are competitive with the Company Group. For purposes of this Section 6.2, “Key Employee” means any person who is: (i) employed by the Company Group, and is either someone with whom the Participant had material contact with and obtained Confidential Information about that could be used to persuade the Key Employee to leave Key Employee’s employment with the Company Group or was supervised by the Participant during the 12 months immediately preceding the Last Day, and (ii) is a manager, officer, director, or executive of the Company Group; and/or is in possession of Confidential Information that could be used to competitively harm the Company Group by the Competitive Entity. Notwithstanding the foregoing, this Section does not prohibit the Participant from conducting generalized searches for the Participants or independent contractors by use of general advertisements or solicitations, including but not limited to advertisements or solicitations through newspapers, internet or other media of general circulation or engaging and using a search firm not specifically targeted at such individuals. Addendum No. 3: The language in Section 6.6 is supplemented with the following: This obligation of non-disclosure and non-use of Confidential Information shall last only so long as the information remains confidential. However, the Participant understands and agrees that to the extent this obligation of non-disclosure and non-use of Confidential Information applies to information that does not meet the definition of a trade secret, it shall apply only for 24 months after the date on which the Participant’s employment with the Company Group ends and only in geographic areas in which the unauthorized use or unauthorized disclosure of such Confidential Information could competitively harm the Company Group. The Participant also understands that

21 trade secrets are protected by statute and are not subject to any time limits. Nothing in this Agreement limits or affects the protection given to Confidential Information and trade secrets under statutory and common law. The Participant agrees to contact the General Counsel at the Company Group before using, disclosing, or distributing any Confidential Information if the Participant has any questions about whether such information is protected information. Addendum No. 4: A new Section 10.10 “Severability and Reformation” is added as follows: The restrictive covenants in Section 6 are intended to be divisible and to be interpreted and applied independently.